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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                                   PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):  February 12, 2003
                                                   ----------------------------



                            CROSSROADS SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)




                                    Delaware
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                 (State of Other Jurisdiction of Incorporation)




000-30362                                                            74-2846643
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(Commission File Number)                                          (IRS Employer
                                                            Identification No.)



8300 North MoPac Expressway, Austin, Texas                                78759
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(Address of Principal Executive Offices)                             (Zip Code)



                                 (512) 349-0300
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              (Registrant's Telephone Number, Including Area Code)



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Our Audit Committee of the Board of Directors annually considers the selection of our independent public accountants. On February 12, 2003, our Audit Committee appointed KPMG LLP to serve as our independent public accountants and dismissed our former independent public accountants, PricewaterhouseCoopers LLP. The change will become effective upon the completion by PricewaterhouseCoopers of its review of our financial statements for the fiscal quarter ended January 31, 2003, which is expected to be completed in March 2003 in conjunction with the filing of our Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2003. KPMG will audit our financial statements for the fiscal year ending October 31, 2003.

     PricewaterhouseCoopers' audit reports on our consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During our two most recent fiscal years and through the date of this Current Report on Form 8-K, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to PricewaterhouseCoopers' satisfaction, would have caused them to make reference to the subject matter in connection with their reports on our consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

     We provided PricewaterhouseCoopers with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of PricewaterhouseCoopers letter, dated February 19, 2003, stating their agreement with such statements.

     During our two most recent fiscal years and through the date of this Current Report on Form 8-K, we did not consult KPMG LLP or any other accounting firm with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events listed in Items 304 (a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibit 16.1. Letter from PricewaterhouseCoopers LLP to the Securities ------------ and Exchange Commission dated February 19, 2003.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                              CROSSROADS SYSTEMS, INC.



Dated:  February 19, 2003                     By: /s/ Brian R. Smith
                                                 ------------------------
                                                  Brian R. Smith
                                                  Chief Executive Officer




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                                  EXHIBIT INDEX

Exhibit No.     Description

  16.1 Letter from PricewaterhouseCoopers LLP to Securities and Exchange Commission dated February 19, 2003